Exhibit 10.3

                           PIEDMONT MANAGEMENT COMPANY INC.
                           --------------------------------

                           1979 EMPLOYEE STOCK OPTION PLAN
                           -------------------------------



               1.   Purpose.
                    -------

                    The purpose of this Plan is to promote the growth and

          profitability of Piedmont Management Company Inc., a Delaware

          Corporation (hereinafter called the "Company"), by providing the means whereby it may continue to attract and retain highly talented persons as key employees and give them an additional incentive to exert their best efforts on behalf of the Company.


               2.   Authority to Grant Stock Options and Terms Thereof.
                    --------------------------------------------------

                    (a) A Committee of disinterested members of the Board

          of Directors of the Company, appointed in accordance with

          paragraph 9 of this Plan (hereinafter called the "Committee"),

          may from time to time on or after the effective date of this Plan and prior to August 21, 1989, grant to officers and other key salaried employees of the Company or of any of its subsidiaries

          (hereinafter called "Eligible Employees") stock options for the purchase of shares of the Company's Common Stock, par value 50 cents per share (hereinafter called "Common Stock"), which in the aggregate shall not exceed the sale or issuance of 250,000 shares of Common Stock.  The term "Option", as used in the singular herein, shall mean the right
          to purchase a single share of Common Stock of the Company on the terms and subject to the conditions provided herein.

                    (b)  Options shall be evidenced by stock option

          agreements in the form of Appendix A hereto, or in such other form and not inconsistent with this Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

                    (i)  The purchase price per share of Common Stock

          deliverable upon the exercise of an Option shall not be less than

          100 percent of the fair market value of such Stock on the day the

          Option is granted as determined by the Committee but in no event less than the par value of such Stock.

                    (ii) The stock option agreement shall specify the

          number of shares to which it pertains.

                    (iii)     At the time an Option is granted, the

          Committee shall fix the period within which it may be exercised which shall not be more than ten (10) years from the date of grant.  In no event, however, may an Option be exercised within

          24 months of the date of grant.

                     (iv)     The purchase price for shares of Common Stock

          under Options shall, at the time of purchase, be paid for in full.  A holder of an Option shall have none of the rights of a stockholder until the share of Common Stock is issued to him following exercise of the Option and upon receipt by the Company of payment therefor.

               3.   Authority to Grant Stock Appreciation Rights and
                    ------------------------------------------------
                    Terms Thereof.
                    -------------


                    (a)  The Committee may also, in its sole and entire

          discretion, grant Stock Appreciation Rights with respect to and pertaining to:  (i) options simultaneously granted or previously granted under this Plan and still outstanding; or (ii) out-

          standing non-qualified options granted prior to August 1979 under stock option plans of the Company which were adopted prior to

          1979.  The term "Stock Appreciation Right", as used in the singular herein, shall mean a right granted hereunder to receive,

          upon the exercise thereof in accordance herewith, a payment which will not exceed the amount by which the fair market value of a share of Common Stock on the date of exercise shall exceed the fair market value of a share of Common Stock on the date of grant.  The Committee shall have discretion to place further limits on the amount of the payment so to be received on the exercise of such right.  The payment so to be received on

          exercise of such right shall be one-half in the form of cash and one-half in the form of Common Stock of the Company, unless the

          Committee provides otherwise.  The Committee shall have

          discretion to make the payment so to be received all cash, all

          Common Stock of the Company, or any portions of cash and such

          Common Stock that the Committee shall determine.

                    (b)  No Stock Appreciation Right may be granted unless

          there shall be, immediately following such grant, at least one option to which such Stock Appreciation Right pertains, and no option may pertain to more than one Stock Appreciation right.

          The Committee shall have discretion as to the number of options to which each Stock Appreciation Right shall pertain, which number, together with a description of such options, shall be set forth in the stock appreciation rights agreement covering such

          Stock Appreciation Rights.  All options pertaining to a Stock

          Appreciation Right shall have been granted at the same time.

          Stock Appreciation Rights granted hereunder shall be evidenced by stock appreciation rights agreements in the form set forth in

          Appendix B hereto or in such other form as the Committee shall approve from time to time and which shall not be inconsistent with this Plan.

                    (c)  All Stock Appreciation Rights shall, except as

          otherwise provided in this Plan, be exercisable at the same time and in the same manner as the options to which they pertain.

                    (d)  A Stock Appreciation Right shall be exercisable

          only if an option to which it pertains is surrendered and

          extinguished without exercise and only at such time or times and only to the extent that such option proposed to be surrendered in connection with such exercise shall be exercisable.  Exercise of a Stock Appreciation Right shall be deemed automatically to involve such surrender and extinguishment.

                    (e)  Stock Appreciation Rights are to be exercisable

          only during the 10 day periods (the "Exercise Periods") beginning on the third business day following the release of a summary statement of the Comany's quarterly or annual sales and earnings and ending on the twelfth business day following said date.  Stock Appreciation Rights may not be exercised within six months of date of grant.

                    (f)  Upon exercise of a Stock Appreciation Right, the

          holder thereof shall be entitled to receive the payment described in subparagraph (a) of this paragraph 3.

               4.   Effect of Termination of Option Without Exercise.
                    ------------------------------------------------

                    Any share of Common Stock subject to an Option which,

          for any reason, expires, lapses or is forfeited or terminated unexercised as to such share, may again be subjected to an option under this Plan; however, to the extent an Option is surrendered on exercise of a Stock Appreciation Right pursuant to paragraph

          3(d) hereof, such share of Common Stock which otherwise would have been issued upon the exercise of such option may not be subject to the grant of further Option.

               5.   Death of Optionee.
                    -----------------

                    In the event of the death of an optionee while in the

          employ of the Company or its subsidiaries, any unexpired Option or Stock Appreciation Right theretobefore granted to such

          optionee shall be exercisable only within a period of one year after the date of death (but not later than the expiration date of such Option or Stock Appreciation Right) and only to the extent such Option or Stock Appreciation Right could have been exercised on the date of death.  All Options and

          Stock Appreciation Rights to the extent not exercisable on the date of death shall be forfeited.

               6.   Termination of Employment and Leave of Absence.
                    ----------------------------------------------

                    (a)  If an optionee shall cease to be employed by the

          Company or its subsidiaries for any reason (other than death or discharge for cause), any unexpired Option (or Stock Appreciation

          Right) theretobefore granted to such optionee shall be

          exercisable only within such period as may be fixed by the

          Committee, such period however not to exceed three months

          beginning the day following the date of termination of employment

          (but not later than the expiration date of such Option or Stock

          Appreciation Right), and only to the extent such Option or Stock

          Appreciation Right could have been exercised on the date of termination of employment.  All Options and Stock Appreciation

          Rights to the extent not exercisable on the date of termination of employment shall be cancelled and may not be exercised.

          Notwithstanding any other provision contained herein, in the event the optionee is discharged for cause prior to the exercise of Options or Stock Appreciation Rights granted hereunder, all rights and benefits with respect to such Options and Stock

          Appreciation Rights so granted hereunder to such optionee and remaining unexercised shall be cancelled and may not be

          exercised.  The term "discharge for cause" shall mean discharge for: (i) willful malfeasance or gross negligence on the part of the optionee in the performance of his duties as an officer or employee of the Company; (ii) the commission by the optionee of embezzlement, fraud or any crime involving moral turpitude; or (iii) conduct on the part of the optionee which the

          Committee in good faith determines has reflected so seriously on his public reputation as to prejudice substantially the business interests of the Company if he were retained as an employee of the Company.

                    (b)  In the case of any employee on an approved leave

          of absence, the Committee may make such provision respecting continuance of the Option and Stock Appreciation Rights as it may

          deem equitable, except that in no event shall an Option or Stock

          Appreciation Right be exercised after the expiration of the exercise period.

               7. Nontransferability.
                  ------------------

                    All Options and Stock Appreciation Rights granted under

          this Plan shall be nontransferable by the optionee, otherwise than by will or the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

               8.   Stock-Dividends, Recapitalizations, Etc.
                    ---------------------------------------

                    In the event of a recapitalization, stock split, stock

          dividend, combination or exchange of shares, merger,

          consolidation, reorganization or liquidation, or any other change in the corporate structure or shares of the Company, the

          Committee may make such equitable adjustments as it in its, sole discretion may deem appropriate in the number and kind of shares authorized by the Plan and, with respect to outstanding

          Options or Stock Appreciation Rights, in the number and kind of shares covered thereby and in the exercise price.

               9. Administration of Plan.
                  ----------------------

                    This Plan shall be administered by the Committee, which

          shall be appointed by the Board of Directors and shall consist only of three or more persons who shall be disinterested members of the Board.  For the purpose of this paragraph, a member shall be deemed to be "disinterested"'only if such member is not, at the time his discretion as a Committee member is exercised,

          eligible, and has not at any time within one year prior thereto been eligible, for selection as a person to whom stock may be allocated or to whom Options and Stock Appreciation Rights may be granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants thereto to acquire stock or stock options or stock appreciation rights of the Company or any of its affiliates.  The Committee may adopt such rules and regulations under the Plan and may interpret the language hereunder, as it deems necessary, which rules and interpretation shall be binding upon all Eligible Employees and optionees.

               10.  General Restriction.
                    -------------------

                    Prior to the delivery of any shares of Common Stock of

          the Company to any optionee upon exercise of an Option or of a Stock Appreciation Right, he shall, if so requested by the

          Committee, state in writing that he is acquiring the shares for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof; provided, however,

          that if such shares are registered pursuant to the Securities Act of 1933, as amended, such investment representation shall not be required.  The optionee shall comply with all regulations and requirements of any regulatory authority having control over or supervision of the issuance of or delivery of Common Stock of the

          Company and in connection therewith shall execute any required documents.  Each Option and each Stock Appreciation Right shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing,

          registration or qualification of the shares subject to such

          Option or Stock Appreciation Right upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or Stock Appreciation Right or the issue or purchase of shares thereunder, such Option or Stock Appreciation Right may not be exercised in whole or in part unless such listing, registration,

          qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

               11.  Withholding Taxes.
                    -----------------

                    Whenever under the Plan shares are to be issued in

          satisfaction of Options granted thereunder, or shares issued or cash payments made upon exercise of Stock Appreciation Rights,

          the Company shall have the right to require the recipient to remit to the Company or to retain from cash amounts otherwise payable an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any

          certificate or certificates for such shares or any such cash.

               12.  Effective Date Approval by Shareholders.
                    ---------------------------------------

                    The effective date of this Plan shall be the date of

          its approval by the Board of Directors of the Company.  The Plan shall be subject to the approval of the holders of a majority of the outstanding shares of common stock of the Company, however,

          and any grant of Options or Stock Appreciation Rights hereunder shall be subject to such shareholder approval.  No Option or

          Stock Appreciation Right granted hereunder may be exercised until such approval is obtained.

               13.  Amendment and Termination.
                    -------------------------

                     The Board of Directors may at any time amend, modify,

          alter, or terminate this Plan, except that no such amendment may be made, without prior approval of the shareholders of the

          Company, which would materially (i) increase the benefits accruing to participants under this Plan, (ii) increase the number of securities which may be issued under this Plan, or

          (iii) modify the requirements as to eligibility for participation in this Plan.

                                                                  Exhibit A

                           PIEDMONT MANAGEMENT COMPANY INC.
                           --------------------------------

                 AMENDED AND RESTATED 1979 EMPLOYEE STOCK OPTION PLAN
                 ----------------------------------------------------



               1.   Purpose.
                    -------

                    The Purpose of this Plan is to promote the growth and

          profitability of Piedmont Management Company Inc., a Delaware

          Corporation (hereinafter called the "Company"), by providing the means whereby it may continue to attract and retain highly talented persons as key employees and give them an additional incentive to exert their best efforts on behalf of the Company.

               2.   Authority to Grant Stock Options and Terms Thereof.
                    --------------------------------------------------

                    (a)  A Committee of disinterested members of the Board

          of Directors of the Company, appointed in accordance with

          paragraph 9 of this Plan (hereinafter called the "Committee"),

          may from time to time on or after the effective date of this Plan and prior to August 21, 1989, grant to officers and other key salaried employees of the Company or of any of its subsidiaries

          (hereinafter called "Eligible Employees") stock options for the purchase of shares of the Company's Common Stock, par value 50 cents per share (hereinafter called "Common Stock'), which in the aggregate shall not exceed the sale or issuance of 550,000 shares of Common Stock.  The term "Option", as used in the singular herein, shall mean the right
          to purchase a single share of Common Stock of the Company on the terms and subject to the conditions provided herein.

                    (b)  Options shall be evidenced by stock option

          agreements in the form of Appendix A hereto, or in such other form and not inconsistent with this Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

                    (i)  The purchase price per share of Common Stock

          deliverable upon the exercise of an Option shall not be less than

          100 percent of the fair market value of such Stock on the day the

          Option is granted as determined by the Committee but in no event less than the par value of such Stock.

                    (ii) The stock option agreement shall specify the

          number of shares to which it pertains.

                    (iii) At the time an Option is granted, the Committee

          shall fix the period within which it may be exercised which shall not be more than ten (10) years from the date of grant.  In no event, however, may an Option be exercised within 24 months of the date of grant.

                    (iv) The purchase price for shares of Common Stock

          under Options shall, at the time of purchase, be paid for in full.  A holder of an Option shall have none of the rights of a stockholder until the share of Common Stock is issued to him following exercise of the Option and upon receipt by the

          Company of payment therefor.

               3.   Authority to Grant Stock Appreciation Rights and
                    ------------------------------------------------
                    Terms Thereof.
                    -------------

                    (a)  The Committee may also, in its sole and entire

          discretion, grant Stock Appreciation Rights with respect to and pertaining to:  (i) options simultaneously granted or previously granted under this Plan and still outstanding; or (ii)

          outstanding non-qualified options granted prior to August 1979 under stock option plans of the Company which were adopted prior to 1979.  The term "Stock Appreciation Right", as used in the singular herein, shall mean a right granted hereunder to receive,

          upon the exercise thereof in accordance herewith, a payment which will not exceed the amount by which the fair market value of a share of Common Stock on the date of exercise shall exceed the fair market value of a share of Common Stock on the date of grant.  The Committee shall have discretion to place further limits on the amount of payment so to be received on the exercise

          of.such right.  The payment so to be received on exercise of such right shall be one-half in the form of cash and one-half in the form of Common Stock of the Company, unless the Committee

          provides otherwise.  The Committee shall have discretion to make the payment so to be received all cash, all Common Stock of the

          Company, or any portions of cash and such Common Stock that the

          Committee
          shall determine.

                    (b)  No Stock Appreciation Right may be granted unless

          there shall be, immediately following such grant, at least one option to which such Stock Appreciation Right pertains, and no option may pertain to more than one Stock Appreciation right.

          The Committee shall have discretion as to the number of options to which each Stock Appreciation Right shall pertain, which number, together with a description of such options, shall be set forth in the stock appreciation rights agreement covering such

          Stock Appreciation Rights.  All options pertaining to a Stock

          Appreciation Right shall have been granted at the same time.

          Stock Appreciation Rights granted hereunder shall be evidenced by stock appreciation rights agreements in the form set forth in

          Appendix B hereto or in such other form as the Committee shall approve from time to time and which shall not be inconsistent with this Plan.

                    (c)  All Stock Appreciation Rights shall, except as

          otherwise provided in this Plan, be exercisable at the same time and in the same manner as the options to which they pertain.

                    (d)  A Stock Appreciation Right shall be exercisable

          only if an option to which it pertains is surrendered and

          extinguished without exercise and only at such time or times and only to the extent that such option proposed to be surrendered in connection with such exercise shall be exercisable.  Exercise of a Stock Appreciation Right shall be deemed automatically to involve such surrender and

          extinguishment.

                    (e)  Stock Appreciation Rights are to be exercisable

          only during the 10 day periods (the "Exercise Periods") beginning on the third business day following the release of a summary statement of the Company's quarterly or annual sales and earnings and ending on the twelfth business day following said date.

          Stock Appreciation Rights may not be exercised within six months of date of grant.

                    (f)  Upon exercise of a Stock Appreciation Right, the

          holder thereof shall be entitled to receive the-payment described in subparagraph (a) of this paragraph 3.

               4.   Effect of Termination of Option Without Exercise.
                    ------------------------------------------------

                    Any share of Common Stock subject to an Option which,

          for any reason, expires, lapses or is forfeited or terminated unexercised as to such share, may again be subjected to an Option under this Plan; however, to the extent an option is surrendered on exercise of a Stock Appreciation Right pursuant to paragraph

          3(d) hereof, such share of Common Stock which otherwise would have been issued upon the exercise of such Option may not be subject to the grant of further Option.

               5.   Death of Optionee.
                    -----------------

                    In the event of the death of an optionee while in the

          employ of the Company or its subsidiaries, any unexpired Option or Stock Appreciation Right theretobefore granted to such

          optionee shall be exercisable only within a period of one year after the date of death (but not later than the expiration date of such Option or Stock Appreciation Right) and only to the extent such Option or Stock Appreciation Right could have been exercised on the date of death.  All Options and Stock

          Appreciation Rights to the extent not exercisable on the date of death shall be forfeited.

               6.   Termination of Employment and Leave of Absence.
                    ----------------------------------------------

                    (a) If an optionee shall cease to be employed by the

          Company or its subsidiaries for any reason (other than death or discharge for cause), any unexpired Option (or Stock Appreciation

          Right) theretobefore granted to such optionee shall be

          exercisable only within such period as may be fixed by the

          Committee, such period however not to exceed three months

          beginning the day following the date of termination of employment

          (but not later than the expiration date of such Option or Stock

          Appreciation Right), and only to the extent such Option or Stock

          Appreciation Right could have been exercised on the date of termination of employment.  All Options and Stock Appreciation

          Rights to the extent not exercisable on
          the date of termination of employment shall be cancelled and may not be exercised. Notwithstanding any other provision contained herein, in the event the optionee is discharged for cause prior to the exercise of Options or Stock Appreciation Rights granted hereunder, all rights and benefits with respect to such Options and Stock Appreciation Rights so granted hereunder to such optionee and remaining unexercised shall be cancelled and may not be exercised.  The term "discharge for cause" shall mean

          discharge for:  (i) willful malfeasance or gross negligence on the part of the optionee in the performance of his duties as an officer or employee of the Company; (ii) the commission by the optionee of embezzlement, fraud or any crime involving moral turpitude; or (iii) conduct on the part of the optionee which the

          Committee in good faith determines has reflected so seriously on his public reputation as to prejudice substantially the business interests of the Company if he were retained as an employee of the Company.

                    (b)  In the case of any employee on an approved leave

          of absence, the Committee may make such provision respecting continuance of the Option and Stock Appreciation Rights as it may

          deem equitable, except that in no event shall an Option or Stock

          Appreciation Right be exercised after the expiration of the exercise period.

               7.   Nontransferability.
                    ------------------

                    All Options and Stock Appreciation Rights granted under

          this Plan shall be nontransferable by the optionee, otherwise than by will or the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

               8. Stock Dividends, Recapitalizations, Etc.
                  ---------------------------------------

                    In the event of a recapitalization, stock split, stock

          dividend, combination or exchange of shares, merger,

          consolidation, reorganization or liquidation, or any other change in the corporate structure or shares of the Company, the

          Committee may make such equitable adjustments as it in its sole discretion may deem appropriate in the number and kind of shares authorized by the Plan and, with respect to outstanding Options or Stock Appreciation Rights, in the number and kind of shares covered thereby and in the exercise price.

               9. Administration of Plan.
                  ----------------------

                    This Plan shall be administered by the Committee, which

          shall be appointed by the Board of Directors and shall consist only of three or more persons who shall be disinterested members of the Board.  For the purpose of this paragraph, a member shall be deemed to be "disinterested" only if such member is not, at the time his discretion as a Committee member is exercised,

          eligible, and has not at any time within one year prior thereto been eligible, for selection as
          a person to whom stock may be allocated or to whom Options and

          Stock Appreciation Rights may be granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants thereto to acquire stock or stock options or stock appreciation rights of the Company or any of its

          affiliates.  The Committee may adopt such rules and regulations under the Plan and may interpret the language hereunder, as it deems necessary, which rules and interpretation shall be binding upon all Eligible Employees and optionees.

               10. General Restriction.
                   -------------------

                    Prior to the delivery of any shares of Common Stock of

          the Company to any optionee upon exercise of an Option or of a

          Stock Appreciation Right, he shall, if so requested by the

          Committee, state in writing that he is acquiring the shares for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof; provided, however,

          that if such shares are registered pursuant to the Securities Act of 1933, as amended, such investment representation shall not be required.  The optionee shall comply with all regulations and requirements of any regulatory authority having control over or supervision of the issuance of or delivery of Common Stock of the

          Company and in connection therewith shall execute any required documents.  Each

          Option and each Stock Appreciation Right shall be subject to the requirement that, if at any time the Committee shall determine,

          in its discretion, that the listing, registration or

          qualification of the shares subject to such Option or Stock

          Appreciation Right upon any securities exchange or under any state or federal law, or the consent or approval of any

          government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or Stock Appreciation Right or the issue or purchase of shares thereunder, such Option or Stock Appreciation Right may not be exercised in whole or in part unless such listing, registration,

          qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

               11.  Withholding Taxes.
                    -----------------

                    Whenever under the Plan shares are to be issued in

          satisfaction of Options granted thereunder, or shares issued or cash payments made upon exercise of Stock Appreciation Rights,

          the Company shall have the right to require the recipient to remit to the Company or to retain from cash amounts otherwise payable an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any

          certificate or certificates for such shares or any such cash.

               12.  Effective Date and Approval by Shareholders.
                    -------------------------------------------

                    The effective date of this Plan shall be the date of

          its approval by the Board of Directors of the Company.  The Plan shall be subject to the approval of the holders of a majority of the outstanding shares of common stock of the Company, however,

          and any grant of Options or Stock Appreciation Rights hereunder shall be subject to such shareholder approval.  No Option or

          Stock Appreciation Right granted hereunder may be exercised until such approval is obtained.

               13.  Amendment and Termination.
                    -------------------------

                The Board of Directors may at any time amend, modify,

          alter, or terminate this Plan, except that no such amendment may be made, without prior approval of the shareholders of the

          Company, which would materially (i) increase the benefits

          accruing to participants under this Plan; (ii) increase the number of securities which may be issued under this Plan, or

          (iii) modify the requirements as to eligibility for participation in this Plan.

                                                                 APPENDIX A

                           PIEDMONT MANAGEMENT COMPANY INC.
                           --------------------------------

                                STOCK OPTION AGREEMENT
                                ----------------------





               THIS AGREEMENT, made this ____of _________________, 19___,

          by and between PIEDMONT MANAGEMENT COMPANY INC., a Delaware corporation (hereinafter called "Company") , and _______________

          ______________(hereinafter called "Optionee").

                                 W I T N E S S E T H:
                                 --------------------

               WHEREAS, the Optionee is now employed by Company or a

          subsidiary of Company in a key capacity and Company desires to have Optionee remain in its employment and desires to encourage stock ownership by Optionee and to increase Optionee's

          proprietary interest in Company's success; and as an inducement thereto has determined to grant to Optionee the Options herein provided for, and to the end that Optionee may thereby be

          assisted in obtaining an interest, or an increased interest, as the case may be, in the stock ownership and future success of

          Company:

               NOW, THEREFORE, in consideration of the covenants and

          agreements herein contained, the parties hereto hereby agree with each other as follows:

               1.   Optionee agrees to remain in the employ of Company and

          to render to it his exclusive services at such compensation as shall be determined from time to time by Company, for a period of one year from the date hereof unless released by the

          Board of Directors, but this provision shall not be deemed to limit or restrict the right of Company to terminate Optionee's employment at any time, for any reason, for or without cause.

               2.   Subject to the terms and conditions set forth herein

          Company hereby grants to Optionee options to purchase from

          Company, at a price of $______ per share, up to, but not

          exceeding in the aggregate, ______shares of the 50 cents par value Common Stock of Company, as described below.  The term

          "Option", as used in the singular herein, shall mean the right to purchase a single share of the Common Stock, 50 cents par value per share, of the Company, for the price and on the terms set forth below.  Except as hereinafter provided such options may be exercised by Optionee as follows:











          No option granted hereunder may be exercised more than ten years or less than 24 months after the date of this Agreement in any event.

               3.   Options granted hereunder shall be exercised by

          delivering to the Company, from time to time, a written

          notification specifying the number of shares which Optionee then desires to purchase, together with cash, certified check,

          bank draft or postal or express money order to the order of

          Company for an amount in United States dollars equal to the option price of such shares, plus such amount of money as Company may require to meet its obligations under applicable tax laws or regulations and specifying the address to which the certificates for such shares are to be mailed.

               4.   Prior to the delivery of any shares of Common Stock of

          the Company to Optionee upon exercise of an Option, he shall, if so requested by the Committee, state in writing that he is acquiring the shares for investment purposes only and not with a view to, or for sale in connection with, any distribution

          thereof; provided, however, that if such shares are registered pursuant to the Securities Act of 1933, as amended, such

          investment representation shall not be required.  Optionee shall comply with all regulations and requirements of any regulatory authority having control over or supervision of the issuance of or delivery of Common Stock of the Company and in connection therewith shall execute any required documents.  If at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Option granted hereby upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of shares thereunder, Options granted hereby may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not

          acceptable to the Committee.

               5.   Optionee shall have none of the rights of a stockholder

          by virtue of the Options granted herein until the shares of

          Common Stock of the Company are issued to him in exercise of the

          Option and upon receipt of payment therefor.

               6.   In the event of the death of Optionee while in the

          employ of Company or any of its subsidiaries, any unexpired

          Option theretobefore granted to Optionee shall be exercisable only within a period of one year after the date of death (but not later than the expiration date of such Option) and only to the extent such Option could have been exercised on the date of death.  All Options to the extent not exercisable on the date of death shall be cancelled and may not be exercised.

               7.   If Optionee shall cease to be employed by the Company

          or any of its subsidiaries for any reason (other than death or discharge for cause), any unexpired Option theretobefore granted to Optionee shall be exercisable only within a period of three months beginning the day following the date of termination of employment (but not later than the expiration date of such

          Option), and only@to the extent such Option could have been exercised on the date of termination of employment. All Options to the extent not exercisable on the date of termination of employment shall be cancelled and may not be exercised.

          Notwithstanding any other provision contained herein, in the event optionee is discharged for cause prior to the exercise of options granted hereunder, all rights and benefits with respect to such Options so granted hereunder to Optionee and remaining unexercised shall be cancelled and may not be exercised.  The term "discharge for cause" shall mean discharge for:  (i) willful malfeasance or gross negligence on the part of optionee in the performance of his duties as an officer or employee of the

          Company; (ii) the commission by Optionee of embezzlement, fraud or any crime involving moral turpitude; or (iii) conduct on the part of Optionee which the Committee in good faith determines has reflected so seriously on his public reputation as to prejudice substantially the business interests of the Company if he were retained as an employee of the Company.  In the event Optionee is granted an approved leave of absence, the Committee may, in its sole and entire discretion, make such provision respecting continuance of the Option as it may deem equitable, except that in no event shall an Option be exercised after the expiration of the exercise period.

               8.   All Options granted hereunder shall be non-transferable

          by Optionee, otherwise than by will or the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

               9.   In the event of a recapitalization, stock split, stock

          dividend, combination or exchange of shares, merger,

          consolidation, reorganization or liquidation, or any other change in the corporate structure or shares of Company, the Committee may make such equitable adjustments as it in its sole and entire discretion may deem appropriate in the number and kind of shares authorized by the Plan and, with respect to outstanding Options,

          in the number and kind of shares covered thereby and in the exercise price.

               10.  This Agreement is entered into, and all Options granted hereunder are granted, pursuant to and governed by the provisions of the 1979 Employee Stock Option Plan (the "Plan") approved by the Board of Directors and Stockholders of Company.  In the event of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall be controlling.

          The Committee described in the Plan shall have full discretion to determine questions of interpretation arising under the Plan and this Agreement.

               11.  This Agreement, and the grant of Options pursuant

          hereto, is subject to the approval of the Plan by the holders of a majority of the outstanding shares of Common Stock of Company,

          and, notwithstanding any other provisions of this

          Agreement, no such Option shall be exercisable until such

          approval is obtained.



               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.





          ATTEST:                       PIEDMONT MANAGEMENT COMPANY INC.

          (Corporate Seal)

                                        By
          -------------------------       ---------------------------------



          WITNESS AS TO OPTIONEE:       OPTIONEE:



                                        By
          -------------------------       ---------------------------------

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.





          ATTEST:                       PIEDMONT MANAGEMENT COMPANY INC.

          (Corporate Seal)

                                        By
          --------------------             --------------------------------





          WITNESS AS TO OPTIONEE:       OPTIONEE:




          --------------------          -----------------------------------

                                                                 APPENDIX B



                           PIEDMONT MANAGEMENT COMPANY INC.
                           --------------------------------

                         STOCK APPRECIATION RIGHTS AGREEMENT
                         -----------------------------------



               THIS AGREEMENT, made this _______ day of ____________, 19__,

          by and between PIEDMONT MANAGEMENT COMPANY INC., a Delaware corporation (hereinafter called "Company"), and _________________

          _____________________ (hereinafter called "Optionee").

                                 W I T N E S S E T H:
                                 -------------------

               WHEREAS, Optionee is now employed by Company or a subsidiary of Company in a key capacity and has been granted on or prior to the date of this agreement options to purchase shares' of the

          Common Stock of Company; and



               WHEREAS, Company desires to assist Optionee to meet the

          financial burdens involved in the exercise of such options by granting Optionee stock appreciation rights as provided herein:



               NOW, THEREFORE, in consideration of the covenants and

          agreements herein contained, the parties hereto hereby agree with each other as follows:



               1.   Subject to the terms and conditions set forth herein,

          Company hereby grants to Optionee Stock Appreciation Rights as described below with respect to and pertaining to an aggregate of not in excess of _______ shares of Common Stock of Company issuable to Optionee upon the exercise of options ("Options")

          granted to Optionee simultaneously herewith or otherwise as described in Exhibit 1 hereto and remaining unexercised.  The term 'Stock Appreciation Right", as used in the singular herein,

          shall mean a right to receive upon the exercise thereof in accordance herewith (which exercise is conditioned as provided herein on the surrender and extinguishment without exercise of an option with reference to which such Stock Appreciation Right pertains, and otherwise as provided herein) a payment equal to the amount by which the fair market value of a share of Common

          Stock on the date of exercise of such Stock Appreciation Right shall exceed the fair market value of a share of Common Stock as of the date of grant.  The payment so to be received on exercise of such right shall be one-half in the form of cash and one half in the form of Common Stock of the Company, unless the Committee described in paragraph 11 below provides otherwise.  The

          Committee shall have discretion to make the payment all cash, all

          Common Stock of Company, or any portions of cash and such Common

          Stock that the Committee shall determine.

               2.   A Stock Appreciation Right shall be exercisable only if

          an option to which it pertains shall be surrendered and

          extinguished without exercise and only at such time or times and only to the extent that the option proposed to be surrendered in connection with such exercise shall be exercisable.  The

          surrender
          and extinguishment of such option shall be deemed automatically to occur upon exercise of such Stock Appreciation Right.

               3.   Stock Appreciation Rights shall, except as otherwise

          provided herein, be exercisable at the same time and in the same manner as the options to which they pertain and may be exercised whether or not the options to which they pertain or any of them are exercised.  Stock Appreciation Rights are to be exercisable only during the 10 day periods (the "Exercise Periods") beginning on the third business day following the release of a summary statement of Company's quarterly or annual sales and earnings and ending on the twelfth business day following said date.  Stock

          Appreciation Rights may not under any circumstances be exercised within six months of date of grant.

               4.   Upon exercise of a Stock Appreciation Right, Optionee

          shall be entitled to receive the payment described in paragraph 1 above.

               5.   The Stock Appreciation Rights granted hereunder shall

          be exercised by delivering to Company, from time to time, a written notification specifying the number of rights which

          Optionee then desires to exercise, together with such documents as Company may require to meet its obligations under applicable tax laws or regulations, and specifying the address to which the applicable stock certificates are to be mailed, and together with such amount of money as Company may require to meet its

          obligations
          under applicable tax laws or regulations.  Company shall have the right to retain from cash amounts otherwise payable an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any cash payable on the exercise of Stock Appreciation Rights.

               6.   Prior to the delivery of any shares of Common Stock of

          Company to Optionee upon exercise of a Stock Appreciation Right,

          he shall, if so requested by the Committee, state in writing that he is acquiring the shares for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof; provided, however, that if such shares are registered pursuant to the Securities Act of 1933, as amended, such

          investment representation shall not be required.  Optionee shall comply with all regulations and requirements of any regulatory authority having control over or supervision of the issuance of or delivery of Common Stock of Company and in connection

          therewith shall execute any required documents.  If at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Stock Appreciation Right granted hereby upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Stock Appreciation Right or the issue or purchase of shares thereunder, the Stock Appreciation Rights granted hereby may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

               7.   In the event of the death of Optionee while in the

          employ of Company or any of its subsidiaries, any unexpired Stock

          Appreciation Right theretobefore granted to Optionee shall be exercisable only within a period of one year after the date of death (but not later than the expiration date of the Option to which it pertains) and only to the extent such Stock Appreciation

          Right could have been exercised on the date of death.  All Stock

          Appreciation Rights to the extent not exercisable on the date of death shall be cancelled and may not be exercised.

               8.   If Optionee shall cease to be employed by Company or

          any of its subsidiaries for any reason (other than death or discharge for cause), any unexpired Stock Appreciation Right theretobefore granted to Optionee shall be exercisable only within a period of three months beginning the day following the date of termination of employment (but not later than the

          expiration date of the Option to which such Stock Appreciation

          Right pertains) and only to the extent such Stock Appreciation

          Right could have been exercised on the date of termination of employment.  All Stock Appreciation Rights to the extent not exercisable on the date of termination of employment shall be cancelled and may not be exercised. Notwithstanding any other provision contained herein, in the event Optionee is discharged for cause prior to the exercise of Stock Appreciation Rights granted hereunder, all rights and benefits with respect to such

          Stock Appreciation Rights so granted hereunder to Optionee and remaining unexercised shall be cancelled and may not be

          exercised.  The term "discharge for cause" shall mean discharge for:  (i) willful malfeasance or gross negligence on the part of

          Optionee in the performance of his duties as an officer or employee of Company; (ii) the commission by Optionee of

          embezzlement, fraud or any crime involving moral turpitude; or

          (iii) conduct on the part of Optionee which the Committee in good faith determines has reflected so seriously on his public

          reputation as to prejudice substantially the business interests of Company if he were retained as an employee of Company.  In the event Optionee is granted an approved leave of absence, the

          Committee may, in its sole and entire discretion, make such provision respecting continuance of the Stock Appreciation Rights as it may deem equitable.

               9.   All Stock Appreciation Rights granted hereunder shall

          be nontransferable by Optionee, otherwise than by will or the laws of descent and distribution, and shall be exercisable,

          during his lifetime, only by him.

               10.  In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger,

          consolidation, reorganization or liquidations, or any other change in the corporate structure or shares of Company, the

          Committee may make equitable adjustments as it in its sole and entire discretion may deem appropriate in the number and kind of shares authorized by the Plan and, with respect to outstanding

          Stock Appreciation Rights, in the number and kind of shares covered thereby and in the exercise price.

               11.  This Agreement is entered into, and Stock Appreciation

          Rights granted hereunder are granted, pursuant to and governed by the provisions of the 1979 Employee Stock Option Plan (the

          "Plan") approved by the Board of Directors and Stockholders of

          Company.  In the event of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall be controlling.  The Committee described in the Plan shall have full discretion to determine questions of interpretation arising under the Plan and this Agreement.

               12.  This Agreement, and the grant Stock Appreciation Rights pursuant hereto, is subject to the approval of the Plan, by the holders of a majority of the outstanding shares of Common Stock of Company, and, not withstanding any other provisions of this

          Agreement, no such Stock Appreciation Right shall be exercisable until such approval is obtained.